September 10, 2026

Global X MLCC & Electronic Components ETF

Cboe BZX: MLCC

2026 Summary Prospectus

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund (including the Fund’s Statement of Additional Information and most recent reports to shareholders) online at http://www.globalxetfs.com/funds/MLCC. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated September 9, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X MLCC & Electronic Components ETF

Ticker: MLCC Exchange: Cboe BZX

INVESTMENT OBJECTIVE

The Global X MLCC & Electronic Components ETF ("Fund") seeks to achieve capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.75%

1    Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$51	$160

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. This is a new fund and does not yet have a portfolio turnover rate to disclose.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks capital appreciation by gaining economic exposure to MLCC & Electronic Components Companies (as defined below). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MLCC & Electronic Components Companies and/or derivative instruments that provide economic exposure to MLCC & Electronic Components Companies.

The Fund’s investment adviser, Global X Management Company LLC (the “Adviser”), primarily considers MLCC & Electronic Components Companies for investment based on their inclusion in the Akros MLCC & Electronic Components Index (the “Reference Index”). However, the Fund will not seek to replicate the Reference Index, as the Adviser actively manages the Fund and exercises full investment discretion in constructing and managing the Fund’s portfolio. For example, to the extent consistent with the Fund’s investment objective and policies, the Adviser may, in its sole discretion and among other things: (i) determine whether it is more favorable for the Fund to obtain exposure to a security in the Reference Index directly or synthetically; (ii) reallocate the Fund’s portfolio holdings more frequently than the Reference Index is rebalanced when the Adviser believes doing so is in the Fund’s interest; and (iii) invest in securities not currently included in the Reference Index to the extent necessary for the Fund’s portfolio to comply with applicable regulatory requirements. In addition, the Fund may also invest up to 100% of the Fund’s assets in cash and cash equivalents and may also invest in short-term U.S. Treasury securities,

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money market funds, and/or short-term bonds or ETFs, including the Global X 1-3 Month T-Bill ETF, a passively managed ETF and affiliate of the Fund, during other than normal market conditions or to satisfy regulatory diversification and/or collateral requirements.

Generally, the Adviser will use the Reference Index’s criteria to guide its investment decisions but retains sole discretion to buy or sell securities before such securities are added to, or removed from, the Reference Index through its scheduled rebalancing and reconstitution process. For example, if the Adviser receives new information about an existing portfolio company or identifies an emerging MLCC & Electronic Components Company after the Reference Index’s most recent rebalancing and reconstitution, the Adviser may, in its sole discretion, trade the relevant securities before the Reference Index’s next rebalancing and reconstitution. Such information may include developments that, in the Adviser’s judgment, negatively affect a portfolio company’s outlook or present an opportunity to add a new holding. Accordingly, the Fund may sell portfolio holdings of a company that has experienced an adverse change in its business circumstances or invest in a company that the Adviser determines now qualifies as an MLCC & Electronic Components Company, before the Reference Index reflects such developments. The Adviser actively manages the Fund and may, in its sole discretion, invest in companies that it independently determines qualify as MLCC & Electronic Components Companies. As a result of the Adviser’s active management, there may be periods when the Fund’s holdings and performance deviate significantly from those of the Reference Index.

The Fund expects to gain economic exposure to MLCC & Electronic Components Companies, either individually or in the aggregate, through swap agreements and other derivative instruments. The Fund expects to enter into one or more swap agreements with financial institutions whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on MLCC & Electronic Components Companies, either individually or in the aggregate. The Fund’s use of swap agreements and other derivative instruments is designed to allow the Fund to gain efficient exposure to MLCC & Electronic Components Companies in circumstances where direct investment may be impractical or involve higher transaction costs, including as a result of local market access requirements, foreign ownership restrictions, tax considerations, or liquidity constraints. For purposes of compliance with the Fund’s 80% investment policy, derivative instruments will be valued at their notional value. The notional value of a derivative instrument represents the total dollar value of exposure the derivative has to the underlying asset.

The Reference Index is owned and developed by Akros Technologies, Inc. (“Akros” or the “Index Provider”). The Index Provider is not affiliated with the Fund or the Adviser.

To be part of the initial universe, companies must meet certain minimum market capitalization and liquidity criteria, as determined by the Index Provider. Newly listed securities may be considered for inclusion subject to certain criteria related to trading history, number of days traded and market capitalization, determined by the Index Provider. Additionally, companies must be listed in South Korea, Japan, or Taiwan to be eligible for inclusion in the initial universe. As of August 20, 2026, companies must have a market capitalization of at least $250 million and a 3-month average daily trading value of at least $1 million to be considered for inclusion. The Reference Index targets up to 15 constituents and rebalances on a quarterly basis.

The Reference Index is designed to provide exposure to companies that are involved in the production, manufacturing, and enabling equipment of multi-layer ceramic capacitors (“MLCCs”) and in companies that are involved in the broader electronic components industry (together, “MLCC & Electronic Components Companies”). An MLCC Company is a company that manufactures multilayer ceramic capacitors. Electronic Components Companies are companies principally engaged in manufacturing capacitors (multilayer ceramic, aluminum electrolytic, film, tantalum and polymer, silicon, and supercapacitor), chip resistors, inductors and coils, signal transformers, and circuit-protection components. In constructing the Reference Index, the Index Provider analyzes industries and business segments within the Akros Industry Classification System (“AICS”) whose primary classification falls within “Computer and Electronic Product Manufacturing” or “Electrical Equipment, Appliance, and Component Manufacturing,” together with companies whose secondary classification is “Capacitor, Resistor, Coil, Transformer, and Other Inductor Manufacturing,” as defined by the Index Provider. The Index Provider next uses a qualification test to identify companies based on any of the following qualities:

(a) Revenue: at least 50% of the company’s total revenue is derived from the production, manufacturing, and enabling equipment of MLCCs and electronic components; or
(b) Global scale: the company is one of the three largest manufacturers of capacitors worldwide by absolute capacitor-segment revenue.

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The Index Provider assigns each company an overall fitness rating. A company is rated “Anchor” or "Core" if it satisfies the qualification test (condition (a) or (b)). A company must be rated “Anchor” or "Core" to be eligible for inclusion in the Reference Index.

At each rebalance, the two largest eligible constituents by market capitalization are designated as “Anchors” and are each held at a weight of 20%. The remaining constituents are weighted by free-float-adjusted market capitalization, subject to a 15% cap.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index is concentrated. As of August 20, 2026, the Reference Index was concentrated in the electronic equipment, instruments and components industry. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund section of the Prospectus and in the Statement of Additional Information ("SAI"). The order of the below risk factors does not indicate the significance of any particular risk factor.

Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Depositary receipts are generally subject to the same risks associated with direct investments in the securities of foreign companies. A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary. Unsponsored depositary receipts may involve higher expenses, fewer shareholder rights, and may be less liquid.

Derivatives Risk: The Fund will invest in derivative instruments. Derivatives (e.g., options, futures contracts, forwards, swaps) are instruments the value of which is derived from that of other assets, rates, or indices. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. There is the risk of imperfect correlation between the value of a derivative and that of the asset underlying the derivative. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Certain derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets. Further, the market for certain derivatives may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the Fund.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of a company’s business performance, investor perceptions, stock market trends and general economic conditions.

ETF Investment Risk: The Fund is subject to the same risks as underlying ETFs in which it may invest, including: that the underlying ETF’s shares may trade at a premium or discount to NAV; that an underlying ETF may experience

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a lack of liquidity that can result in greater volatility than its underlying securities; that an active trading market for an underlying ETF’s shares may not develop or be maintained; that trading in an underlying ETF’s shares may be halted in certain circumstances; and that an underlying ETF may fail to achieve its investment objective, which may adversely affect the value of the Fund’s investment in the underlying ETF and the overall performance of the Fund. Subjective decisions made by the investment adviser of an underlying ETF may cause the underlying ETF to incur losses or to miss profit opportunities on which it may otherwise have capitalized. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance.

Further, a lack of liquidity may result in the underlying ETF’s value being more volatile than the underlying portfolio securities. Underlying ETFs in which the Fund invests may be non-diversified under the Investment Company Act of 1940 and its shares may be more volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities. In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Changes to interest rates may also adversely affect the value and liquidity of the U.S. Treasury obligations. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative "debt ceiling," which can in turn drive debt higher. Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

Associated Risks Related to Investing in MLCC & Electronic Components Companies: The Fund invests in MLCC & Electronic Components Companies, which are companies principally engaged in manufacturing capacitors (multilayer ceramic, aluminum electrolytic, film, tantalum and polymer, silicon, and supercapacitor), chip resistors, inductors and coils, signal transformers, and circuit-protection components. MLCC & Electronic Components Companies may be subject to rapid changes in technology, intense competition, government regulation and evolving regulatory requirements, and obsolescence risk. Securities of such companies may be subject to greater price volatility than securities of companies involved in other business activities, particularly over the short term, due to competitive pressures, cyclical demand patterns, changes in the regulatory environment, and shifts in supply and demand dynamics.

MLCC & Electronic Components Companies may be dependent upon a limited number of large customers, particularly original equipment manufacturers and contract electronics manufacturers, and the loss of, or a significant reduction in orders from, any such customer could have a disproportionate impact on revenues. Businesses in this industry also face risks from fluctuating raw material prices, shortages of critical inputs such as semiconductors and rare earth elements, and reliance on contract manufacturers or overseas suppliers. Additionally, the growth and profitability of MLCC & Electronic Components Companies may be contingent upon the broader adoption of related technology and end-products. A slowdown or disruption in the growth of related sectors, or a shift in industry standards, supply chain configurations, or trade policies—including tariffs, export controls, or restrictions on the sourcing of critical raw materials—could materially and adversely affect the revenues and profitability of MLCC & Electronic Components Companies in which the Fund invests. Certain companies included in the Fund’s portfolio may be engaged in other lines of business unrelated to the development of MLCC and Electronic Components, and these lines of business could adversely affect their operating results despite a company’s possible success in activities linked to MLCC and Electronic Components lines of business.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may adapt more slowly to new competitive challenges and changing market conditions than smaller capitalization companies. In addition, large-capitalization companies may be more mature and subject to more limited growth potential and consequently may underperform other segments of the equity market or the market as a whole.

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Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.

Small-Capitalization Companies Risk: Small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid than large- and mid-capitalization companies. In addition, small-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and shorter operating histories than large- and mid-capitalization companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As such, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve the Fund recognizing a capital gain and/or incurring considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. Additionally, to the extent that brokerage or other costs are costs or taxable gains or losses that the Fund might not offset by transaction fees, such costs may be borne by the Fund and result in a decrease in the value of the Fund.

Counterparty Risk: Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. A counterparty’s failure to fulfill its contractual obligations, whether due to financial insolvency or operational constraints, could result in substantial losses for the Fund or negatively impact Fund performance. In such an instance, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Even if the counterparty does not default, any perception of heightened counterparty risk could impair the liquidity and valuation of the investments held by the Fund. There may be limited counterparties available and the Fund’s reliance on a limited number of counterparties for these transactions may increase the Fund’s exposure to counterparty risk. Specifically, the Fund may have sole or substantial exposure to one counterparty, which may result in the Fund being more susceptible to concentrated counterparty risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund to experience difficulty in purchasing or selling certain instruments in a timely manner. If the Fund is unable to obtain the desired exposure from counterparties, or can do so only on unfavorable terms, the Fund may not be able to achieve its investment objective, may be unable to rebalance its portfolio as intended, or may experience increased costs, any of which could result in significant losses to the Fund or negatively impact Fund performance.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund's NAV. Exchange rates may be volatile and may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: Custody risk refers to the risks in the process of clearing and settling trades, as well as the holding of securities and other assets by local banks, agents, and securities depositories. These risks are heightened in jurisdictions with less developed markets or less robust settlement and custody infrastructure and processes.

Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other

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laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

Focus Risk: The Fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are focused in the securities of a particular issuer or issuers within the same market, asset class, industry, group of industries, or one or more sectors. In such event, the Fund’s performance will depend to a greater extent on the overall condition of such market, asset class, industry(ies) or sector(s), and an economic, business, political, regulatory, or other occurrence affecting these such market, asset class, industry(ies) or sector(s) will have an increased impact on the value of the Fund’s shares compared to the value of shares of a fund that invests more broadly.

Risks Related to Investing in the Electronic Equipment, Instruments and Components Industry: The electronic equipment, instruments and components industry is intensely competitive, and prices for existing products tend to decrease over their life cycle. Companies must continue to develop new products and technology to remain competitive and are therefore dependent on hiring and retailing key personnel. Companies typically face high fixed operating costs while also being subject to fluctuations in the cost of raw materials.

Foreign Securities Risk: Investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) are subject to additional risks, including lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; restrictions placed on U.S. investors by U.S. regulations governing foreign investments; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; weaker accounting, disclosure and reporting requirements; and legal principles relating to corporate governance and directors’ fiduciary duties and liabilities. The countries in which the Fund invests may also be subject to structural risks, including economic, political and social instability. Additionally, certain securities held by the Fund, while traded on U.S. exchanges, may be issued by foreign financial institutions and as such, may be subject to the risks of investing in securities issued by foreign companies, which may not be subject to the same regulations as companies domiciled in the U.S. Where all or a portion of the Fund's securities trade in a market that is closed when the market in which the Fund's Shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This, in turn, could lead to differences between the market price of the Fund’s Shares and the underlying value of those shares.

Geographic Risk: The Fund’s investments in securities of issuers located in a particular country or geographic region may subject the Fund to certain risks to a greater extent than if its investments were less focused, including: natural, biological or other disasters and the spread of infectious diseases; economic, political and social instability; security concerns; and trade disputes with key trading partners. The securities in which the Fund invests and, consequently, the Fund is also subject to specific risks as a result of their business operations in a particular country or region, including, but not limited to:

Risk of Investing in Developed Markets: Investments in a developed country’s issuer may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into

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or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets may also face other significant internal or external risks, including the risk of war, terrorism, or other social or political conflicts.

Risk of Investing in Japan: Investments in Japanese issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Japan. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. The Japanese economy is heavily dependent on international trade, oil and other commodity imports and consistent government policy supporting its exports. Changes in governmental regulations on trade, decreasing imports or exports, and/or an economic recession in Japan may cause the value of the Fund's investments to decline. Downturns in the economies of key trading partners such as the U.S., China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could also have a negative impact on the Japanese economy. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis, which could negatively affect the Fund. Japan’s relations with neighboring countries have at times been strained, and strained relations with its neighboring countries or trading partners may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.

Risk of Investing in South Korea: Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, or potential hostilities with North Korea may have an adverse effect on the South Korean economy. The South Korean economy is heavily reliant on trading exports, especially with other Asian countries and the U.S. Conditions that weaken demand for key South Korean exports, and disruptions or decreases in trade activity could lead to declines in economic growth.

Risk of Investing in Taiwan: Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political and economic risks. Political and economic developments of Taiwan’s neighbors may have an adverse effect on Taiwan’s economy. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies to which the Fund may seek economic exposure may be limited. If a company no longer satisfies the criteria used to determine the Fund’s investable universe, the Fund may need to reduce or eliminate its exposure to that company. The reduction or elimination of the Fund’s exposure to a company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance. In addition, because the Fund may obtain economic exposure to a limited number of issuers, the Fund is subject to the risk that the value of its portfolio may decline as a result of a decline in the value of the Fund’s exposure to a particular issuer. The Fund’s economic exposure to an issuer may decline in value for reasons directly related to that issuer, such as management performance and reduced demand for the issuer’s goods or services. To the extent a significant portion of the Fund’s assets provides economic exposure to a limited number of issuers, the appreciation or depreciation of the Fund’s exposure to any one issuer may have a greater impact on the Fund’s net asset value than it would if the Fund’s assets provided exposure to a greater number of issuers.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Liquidity Risk: Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid, making it difficult or impossible for the Fund to dispose of the security or investment. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure; or overall market disruptions. Investments in securities or other assets with reduced liquidity or that become illiquid

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may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price of particular securities and may adversely affect the Fund’s ability to sell those securities when necessary to meet the Fund’s liquidity needs. To the extent that the Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund and its investments. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Trade policy, including the imposition of tariffs, may dampen consumer spending and result in decreased confidence in the markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious diseases, inflation and recessions, changes in interest or exchange rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets.

New Fund Risk: The Fund is a new fund, with limited or no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

Newly Listed Company Risk: Newly listed companies may include companies that have a trading history on exchanges in other countries or have been spun-off of a publicly-traded company, but have limited trading history on a U.S. stock exchange. There may be less information available about these companies and their operations, including with respect to performance. Newly listed companies may also include direct listings or IPOs, which are new issues of equity securities. Securities issued in direct listings and IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in direct listings or IPOs may be highly volatile or may decline shortly after listing on the exchange. Direct listing or IPO shares are subject to market risk and liquidity risk, and may involve high transaction costs.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"), which means that the Fund may invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes, cyber security incidents, and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Outbound Investment Restrictions Risk: In addition to economic sanctions and tariffs, the U.S. Department of the Treasury's Outbound Investment Security Program and related laws restrict or require notification of certain U.S. person investments in entities linked to the People's Republic of China, Hong Kong, Macau, Cuba, Iran, North Korea, Russia, and Venezuela under the regime of Nicolas Maduro (each, a "country of concern") that are engaged in specified activities involving semiconductors and microelectronics, quantum information technologies, certain artificial intelligence systems, high-performance computing and supercomputing and hypersonic systems. Some transactions, including certain transactions in publicly traded securities and cash settled derivatives, are excepted from these requirements, subject to conditions. While these restrictions are presently focused on a limited number of countries and industries, new regulations or laws may expand the restrictions or notifications, cover additional sectors, countries, or types of transactions, or could limit or eliminate exclusions from these provisions. In addition, the United States has imposed sanctions on certain Chinese companies, including those identified as part of the Chinese Military-Industrial Complex (“CMIC”). These sanctions generally prohibit U.S. persons from purchasing or selling publicly traded securities of designated CMIC entities. The CMIC list has evolved over time and may continue to expand, which could affect companies in technology, telecommunications, and defense-related sectors. Changes in these regulations, laws, and sanctions in the U.S. and elsewhere could affect the ability of the Fund to invest in certain companies or industries, adversely affect the Fund’s value or liquidity, or could require divestment of existing holdings and may require the Fund to

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notify the U.S. Treasury and/or take other steps. The scope and impact of these rules are evolving, and it is not possible to predict how they may develop or how they may affect the Fund. These and similar developments could negatively affect Fund performance and may increase diligence and reporting costs for the Fund.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Certain shareholders, including an Authorized Participant, the Adviser, an affiliate of the Adviser, or funds managed by the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's Shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Swap Agreements Risk: Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a specified security). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Fund may be required to post margin or collateral with a clearinghouse or custodian.

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Operational failures and/or improper segregation of assets held by a clearinghouse or custodian may affect the Fund’s rights under a swap agreement and/or result in a loss of assets posted as margin or collateral. Swap agreements may involve greater risks than direct investment in securities.

Tax Risk: The Fund intends to elect and to qualify each year to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. The Fund will seek to comply with the asset diversification test applicable to a RIC (the “Diversification Requirement”). The determination of the value and the identity of the issuer of derivatives, such as swap agreements, is often unclear for purposes of the Diversification Requirement. Although the Fund intends to carefully monitor its investments in derivatives to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer and valuation of such derivatives under the Diversification Requirement with respect to such derivatives. The Adviser’s efforts to satisfy the Fund’s Diversification Requirement may compromise its ability to implement the Fund’s investment strategy as effectively as it might otherwise have been able to in the absence of such a requirement.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund. A high portfolio turnover rate may result in higher taxes when Shares are held in a taxable account, including an increase in taxable capital gains distributions to Fund shareholders, and may lower the Fund's after-tax performance.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad-based benchmark index. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Wayne Xie and Sandy Lu, CFA (“Portfolio Managers”). Messrs. Xie and Lu have been Portfolio Managers of the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's

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distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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